===============================================================================
                                               --------------------------------
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                                               \  Expires:  January 31, 2002  \
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                                               --------------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. N/A)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              CBC HOLDING COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                              CBC HOLDING COMPANY
                             102 West Roanoke Drive
                           Fitzgerald, Georgia 31750
                                 (912) 423-4321


                                 March 22, 2000



To the Shareholders of CBC Holding Company:

    You are cordially invited to attend the annual meeting of shareholders of CBC Holding Company (the "Company") to be held at Community Banking Company of Fitzgerald, located at 102 W. Roanoke Drive, Fitzgerald, Georgia, on Wednesday, April 19, 2000 at 5:00 p.m. The official notice of the annual meeting, the Proxy Statement of the Company and the Company's Annual Report to Shareholders accompany this letter.

    The principal business of the meeting will be to elect directors to serve for a one-year term until 2001 and to review the operations of the Company and its wholly-owned subsidiary, Community Banking Company of Fitzgerald, for the past year.

    We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

    If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.


                              Sincerely,



                              /s/ George M. Ray
                              President and Chief Executive Officer

                              CBC HOLDING COMPANY
                            102 West Roanoke Drive
                           Fitzgerald, Georgia 31750
                                (912) 423-4321



                 NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 19, 2000



To the Shareholders of CBC Holding Company:

          CBC Holding Company hereby notifies you that the Annual Meeting of Shareholders of CBC Holding Company will be held on Wednesday, April 19, 2000, at 5:00 p.m. at Community Banking Company of Fitzgerald, located at 102 W. Roanoke Drive, Fitzgerald, Georgia, for the purposes of:

          (1) Electing fifteen persons to serve as directors of the Board of Directors; and

          (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

          The Board of Directors has fixed the close of business on March 17, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

          We request that you mark, date, sign, and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to revoke a proxy that you had previously returned, you may do so at any time before the proxy is exercised.


                              By Order of the Board of Directors,



                              /s/ John T. Croley, Jr.
                              Vice Chairman and Secretary


March 22, 2000


Please read the attached Proxy Statement and then promptly complete, execute and return the enclosed proxy card in the accompanying postage-paid envelope. You can spare your Company the expense of further proxy solicitation by returning your proxy card promptly.

                              CBC HOLDING COMPANY
                            102 West Roanoke Drive
                           Fitzgerald, Georgia 31750
                                (912) 423-4321

            _______________________________________________________

                    PROXY STATEMENT FOR 2000 ANNUAL MEETING
            _______________________________________________________


                                  INTRODUCTION

Time and Place of the Meeting

     Our board of directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of Shareholders to be held on Wednesday, April 19, 2000, and at any adjournments of the meeting.

Record Date and Mail Date

     The close of business on March 17, 2000 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 22, 2000.

Number of Shares Outstanding

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $1.00 par value authorized, of which 664,097 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.

                          VOTING AT THE ANNUAL MEETING

Proposal to Be Considered

     Shareholders will be asked to elect fifteen persons to serve as directors for a one-year term. The board of directors recommends a vote for approval of this proposal.

Procedures for Voting by Proxy

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the nominated directors and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the board of directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the board of directors.

     You can revoke your proxy at any time before it is voted by delivering to George Ray, president and chief executive officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Shareholder Approval

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock are represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee received sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the same seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee.

    Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and Broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

    Abstentions. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

    Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Companies listing their securities on the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors and the ratification of independent accountants. Proxies that brokers do not vote on one or more proposals but that they do vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

                            SOLICITATION OF PROXIES

    The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.


                             ELECTION OF DIRECTORS

    The Company's Articles of Incorporation provide that the Company's Board of Directors shall hold office for a term of one year. The Board of Directors recommends that the shareholders elect the nominees listed below. The following table shows for each nominee: (a) his name, (b) his age at December 31, 1999,
(c) how long he has been a director of the Company, (d) his position(s) with the Company and the Bank, and (e) his principal occupation and recent business experience.

                               DIRECTOR NOMINEES
                        For One-Year Term Expiring 2001

                                   Director
Name and Age                        Since*   Positions with the Company and Business Experience
------------                       --------  ------------------------------------------------------------------------------

Sidney S. (Buck) Anderson, Jr.,     1996     Chairman of the Board of the Company and the Bank, General Manager -
64                                           Dixie Peanut Company since 1977.

James Thomas Casper, III,           1996     Certified Public Accountant - Worthington and Casper, CPA, PC since 1977.
44

Charles A. (Pete) Clark, Sr.,       1998     Chief Executive Officer and Owner - C&S Aircraft Service, Inc.; Chief Executive
53                                           Officer and Owner -  Ewing Dusting Service, Inc.

John T. Croley, Jr.,                1996     Secretary and Vice Chairman of the Company and the Bank; Attorney -
50                                           sole practitioner since 1986.

A.B.C. (Chip) Dorminy, III,         1996     President - ABCD Farms, Inc. CEO - Farmers Quality Peanut Co. and
51                                           D&F Grain Co. since 1977.

John S. Dunn,                       1996     Owner - Shep Dunn Construction since 1968.
55

                           Director
Name and Age               Since*    Positions with the Company and Business Experience
------------               --------  ----------------------------------------------------

Lee Phillip Liles,           1996    Agency Manager - Georgia Farm Bureau Mutual
50                                   Insurance Co. since 1977.

Steven L. Mitchell,          1996    President - Mitchell Bros. Timber Co. since
42                                   1983; Part Owner - Irwin Timber Co.

James A. Parrott, II,        1996    Owner - Standard Supply Co. & Building Materials,
60                                   Inc. since 1964.

Jack F. Paulk,               1996    Agency Field Executive - State Farm Insurance
50                                   since 1980.

George M. Ray,               1996    President & Chief Executive Officer of the Company
53                                   and the Bank.

Hulin Reeves, Jr.            1999    Farmer
49

Robert E. Sherrell,          1996    Attorney - Jay, Sherrell, Smith & Braddy, P.C. since
63                                   1969.

John Edward Smith, III,      1996    Attorney - Jay, Sherrell, Smith & Braddy, P.C. since
51                                   1973.

Wyndall L. Walters,          1998    President - Irwin Company Motors (doing
52                                   business as Fitzgerald Ford Lincoln Mercury)

*The Company was incorporated in October 1996. Each of these individuals also serves on the Board of Directors of the Bank.

     The Board of Directors recommends that you vote FOR each of the nominees listed above.

                       Executive Officer of the Company
                       --------------------------------

          George M. Ray has served as the Company's President and Chief Executive Officer, since February 13, 1998. Prior to being named as President and Chief Executive Officer of the Company and the Bank, Mr. Ray served as Executive Vice President and Senior Credit Officer of the Bank. From August 1993 until 1996, Mr. Ray was Executive Vice President of The Bank of Villa Rica, located in Villa Rica, Georgia. From 1968 until August 1993, Mr. Ray was employed by NationsBank of Georgia, N.A. (and its predecessors) in various capacities.

                     MEETINGS AND COMMITTEES OF THE BOARD

    During the year ended December 31, 1999, the Board of Directors of the Company held fifteen joint meetings with the Board of Directors of the Bank.
All directors attended at least 75% of the meetings of the Board of Directors of the Company, except for Mr. Dorminy, who attended 71% of the meetings, Messrs. Liles and Mitchell, who each attended 67% of the meetings, and Mr. Walters, who attended 53% of the meetings.

    The Board of Directors of the Company does not have audit, compensation or nominating committees.


               COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

                            Chief Executive Officer
                            -----------------------

    The following tables set forth certain information relating to various forms of compensation paid or granted to the Company's chief executive officer in fiscal years 1998 and 1999.


                          Summary Compensation Table

    The following table presents the total compensation the Company (or the Bank prior to the formation of the Company as the bank holding company of the Bank) paid during fiscal years 1998 and 1999 to its chief executive officer.

 ================================================================================================================================
                                                                             Long-Term Compensation
                                                                       -----------------------------------
                                        Annual Compensation                 Awards           Payouts
                                 ----------------------------------    -----------------------------------
                                                         Other         Restricted                                  All
                                                         Annual           Stock       Options/       LTIP         Other
                                 Salary     Bonus     Compensation       Awards         SARs       Payouts     Compensation
Name and Position        Year      ($)       ($)           ($)             ($)           (#)         ($)            ($)
---------------------    ----    -------    ------    -------------    -----------    ---------    --------    -------------
George M. Ray,(1)        1999    86,000       0            0                0             0            0         1,765 (2)
President and Chief      1998    84,027       0            0                0             0            0         2,175
Executive Officer
================================================================================================================================

(1) Mr. Ray currently serves as President and Chief Executive Officer of the Company. Prior to being appointed as President and Chief Executive Officer of the Company on February 13, 1998, Mr. Ray served as Executive Vice President and Senior Credit Officer of the Bank.

(2) Consists of contributions to the Company's 401(k) made by the Company on behalf of Mr. Ray.

                       Option Grants In Fiscal Year 1999

    The Company did not grant any options during fiscal year 1999.

                             Director Compensation

    In August 1999, the Company began paying its directors $100 per board meeting attended.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table lists the number of shares of the Company's Common Stock beneficially owned as of December 31, 1999 by (a) each director and executive officer of the Company, and (b) all executive officers and directors as a group. There are no shareholders who hold greater than 5% of the Company's outstanding Common Stock who are not also directors of the Company. The information shown below is based upon information furnished to the Company by the named persons. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his shares.

    Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Exchange Act of 1934, as amended. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days from the Company's record date. None of the individuals listed below had the right to acquire shares of the Company's Common Stock within 60 days of March 15, 2000.

                                        Amount
                                     and Nature of           Percent
    Name and Address              Beneficial Ownership     of Class (%)
    ----------------              --------------------     ------------
(a) Directors and Executive
    Officers
    -------------------------
    Sidney S. (Buck) Anderson           80,000(1)              12.05
    701 South Grant Street
    Fitzgerald, Georgia 31750

    James Thomas Casper, III            10,000(2)               1.51
    116 Cherokee Court
    Fitzgerald, Georgia 31750



    Charles A. (Pete) Clark, Sr.         10,300(3)              1.55
    P. O. Box 898
    Fitzgerald, Georgia 31750

    John T. Croley, Jr.                  25,000(4)              3.76
    132 Lakeview Drive
    Fitzgerald, Georgia 31750

    A.B.C. (Chip) Dorminy, III           34,500(5)              5.19
    248 Lincoln Avenue
    Fitzgerald, Georgia 31750

    John S. Dunn                          5,000(6)              0.75
    619 Highway 129 South
    Fitzgerald, Georgia 31750

    Lee Phillip Liles                     5,000(7)              0.75
    204 Meadowlark Lane
    Fitzgerald, Georgia 31750

    Steven L. Mitchell                    5,000(8)              0.75
    1208 W. Roanoke Drive
    Fitzgerald, Georgia 31750

    James A. Parrott, II                  7,600(9)              1.14
    146 Franklin
    Fitzgerald, Georgia 31750

    Jack F. Paulk                        11,200(10)             1.69
    103 Cherokee Court
    Fitzgerald, Georgia 31750

    George M. Ray                         5,500(11)             0.83
    1046 West Roanoke Drive
    Fitzgerald, Georgia 31750

    Hulin Reeves, Jr.                     5,754(12)             0.87
    104 Hampton Court
    Fitzgerald, Georgia 31750

    Robert E. Sherrell                   12,200(13)             1.84
    815 West Magnolia
    Fitzgerald, Georgia 31750


    John Edward Smith, III                2,500(14)             0.37
    141 Whispering Way
    Fitzgerald, Georgia 31750

    Wyndall L. Walters                    3,000(15)             0.45
    P. O. Box 1409
    Fitzgerald, Georgia 31750

(b)  Directors and Executive Officers,  222,554                33.51
     ---------------------------------
     as a group(16)
     --------------

__________________

(1)  Consists of 80,000 shares owned directly by Mr. Anderson.

(2)  Consists of 10,000 shares owned jointly by Mr. Casper and his spouse.

(3) Consists of (i) 9,800 shares held directly by Mr. Clark and (ii) 500 shares held jointly by Mr. Clark and his son.

(4)  Consists of 25,000 shares owned directly by Mr. Croley.

(5) Consists of (i) 10,000 shares owned by ABCD Farms, Inc. of which Mr. Dorminy is President; (ii) 7,500 shares owned directly by Mr. Dorminy;
     (iii) 10,000 owned by Mr. Dorminy's wife, as to which beneficial ownership is shared; (iv) 500 shares owned by Mr. Dorminy's son, as to which beneficial ownership is shared; (v) 500 shares owned by Mr. Dorminy's daughter, as to which beneficial ownership is shared; (vi) 3,000 shares held by The A.B.C. Dorminy, Jr. Trust for benefit of Mr. Dorminy's son of which Mr. Dorminy is trustee and as to which beneficial ownership is shared; and (vii) 3,000 shares held by The A.B.C. Dorminy, Jr. Trust for benefit of Mr. Dorminy's daughter of which Mr. Dorminy is trustee and as to which beneficial ownership is shared.

(6)  Consists of 5,000 shares owned directly by Mr. Dunn.

(7)  Consists of 5,000 shares owned directly by Mr. Liles.

(8) Consists of (i) 3,000 shares owned directly by Mr. Mitchell; (ii) 1,000 shares held by Mr. Mitchell as custodian for his daughter, as to which beneficial ownership is shared; and (iii) 1,000 shares held by Mr. Mitchell as custodian for his son, as to which beneficial ownership is shared.

(9) Consists of (i) 7,500 shares owned directly by Mr. Parrott; and (ii) 100 shares owned by Mr. Parrott's spouse, as to which beneficial ownership is shared.

(10) Consists of (i) 10,000 shares owned directly by Mr. Paulk; (ii) 500 shares owned by Mr. Paulk's spouse, as to which beneficial ownership is shared; and (iii) 700 shares owned by Mr. Paulk's daughters, as to which beneficial ownership is shared.

(11) Consists of 5,500 shares owned in an IRA account for Mr. Ray.

(12) Consists of (i) 5,000 shares held by Mr. Reeves, and (ii) 700 shares held by Mr. Reeves' spouse, as to which beneficial ownership is shared.

(13) Consists of 12,200 shares owned directly by Mr. Sherrell.

(14) Consists of 2,500 shares owned directly by Mr. Smith.

(15) Consists of (i) 2,000 shares owned directly by Mr. Walters and (ii) 1,000 shares held by Mr. Walters' children, as to which beneficial ownership is shared.

(16) During 1998, George Ray was the only executive officer of the Company.


                         COMPLIANCE WITH SECTION 16(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16 of the Securities and Exchange Act of 1934 requires the Company's officers, directors and greater than 10% shareholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to beneficial ownership of the Company's securities. Based on its review of the Section 16 Reports furnished to the Company by its Reporting Persons, none of the Reporting Persons made late Section 16 filings with respect to transactions in 1999.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which such directors and officers have a controlling interest, on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management of the Bank, such banking transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.

                        INDEPENDENT PUBLIC ACCOUNTANTS

    Thigpen Jones Seaton & Co. is the accounting firm responsible for preparing an audited report of the Company's financial statements. Thigpen Jones Seaton & Co. has acted as the Company's accounting firm since 1996. A representative from Thigpen Jones Seaton & Co. is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.


                             SHAREHOLDER PROPOSALS

    Shareholder proposals submitted for consideration at the next annual meeting of Shareholders must be received by the Company no later than December 1, 2000, to be included in the 2001 proxy materials. A shareholder must notify the Company before February 1, 2001 of a proposal for the 2001 annual meeting which the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive such notice prior to February 1, 2001, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.


                                 OTHER MATTERS

    The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental thereto, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

    If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.


March 22, 2000

                              CBC HOLDING COMPANY
                              -------------------
                                     PROXY
                                     -----
                      SOLICITED BY THE BOARD OF DIRECTORS
                      -----------------------------------
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                    --------------------------------------
                         TO BE HELD ON APRIL 19, 2000
                         ----------------------------

    The undersigned hereby appoints George M. Ray and Sidney S. (Buck) Anderson as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the Common Stock of CBC Holding Company, 102 West Roanoke Drive, Fitzgerald, Georgia, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at the Bank, located at 102 W. Roanoke Drive, Fitzgerald, Georgia, on Wednesday, April 19, 2000 at 5:00 p.m., and at any adjournments thereof, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

           THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR THE PROPOSAL.
           ---------------------------------------------------------

PROPOSAL: (1) To elect the fifteen (15) persons listed below to serve as directors of the Company for a term of one year:

   Sidney S. (Buck) Anderson, Jr.          John S. Dunn                             George M. Ray
   James Thomas Casper, III                Lee Phillip Liles                        Hulin Reeves, Jr.
   Charles A. (Pete) Clark, Sr.            Steven L. Mitchell                       Robert E. Sherrell
   John T. Croley, Jr.                     James A. Parrott, II                     John Edward Smith, III
   A. B. C. (Chip) Dorminy, III            Jack F. Paulk                            Wyndall L. Walters

as members of the Board of Directors, as described in the Proxy Statement.

      [ ]  FOR all nominees listed above    [ ]  WITHHOLD AUTHORITY
           (except as indicated to the           to vote for all nominees
           contrary below).                      listed above.

        INSTRUCTION:  To withhold authority for any individual nominee,
        ----------------------------------------------------------------
      mark "FOR" above, but write that nominee's name in the space below.
      -------------------------------------------------------------------

       _________________________________________________________________


                DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS
                ----------------------------------------------
        TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.
        --------------------------------------------------------------

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
   ------------------------------------------------------------------------
 BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED,
 -----------------------------------------------------------------------------
                      IT WILL BE VOTED FOR THE PROPOSAL.
                      ----------------------------------

    If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated:___________________________, 2000
                                    (Be sure to date your Proxy)

                              ----------------------------------------
                              Name(s) of Shareholder(s)

                              ----------------------------------------
                              Signature(s) of Shareholder(s)


    Please mark, date, and sign this Proxy, and return it in the enclosed, return-addressed envelope. No postage is necessary.

                   PLEASE RETURN PROXY AS SOON AS POSSIBLE.
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      Do you plan to attend the Annual Meeting?      [ ]  Yes    [ ]  No